NUVEEN DOW 30SM DYNAMIC OVERWRITE FUND

(NYSE: DIAX)

SUPPLEMENT DATED MAY 21, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2019, AS AMENDED MARCH 24, 2020

The portfolio management responsibilities for the Nuveen Dow 30SM Dynamic Overwrite Fund (the “Fund”) will be updated. Effective August 3, 2020, Jim Campagna, Lei Liao, and Darren Tran will join the portfolio management team for the Fund and will focus on the Fund’s equity portfolio. David Friar will continue as a portfolio manager of the Fund and will be responsible for overseeing the options strategies for the Fund.

More information regarding this change will provided on or about August 3, 2020.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE